                                                                       Exhibit N


                         Independent Auditors' Consent



To the Board of Directors and Shareholders of Real Estate Income Fund Inc.:



We consent to the use of our report, incorporated by reference herein, dated July 19, 2002 and to the reference to our firm under the heading "Experts" in the Statement of Additional Information included in Form N-2.




                                                                       KPMG LLP


New York, New York
September 20, 2002